SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 25, 2001



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-42510                 41-1955181

(State or other                 (Commission File Number)   (I.R.S. Employee
jurisdiction of incorporation)                            Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 832-7000

Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the January, 2001 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.




Master Serviced by Residential Funding Corporation

2000-HL1  RAMP  2000-RS1 RAMP 2000-RS2 RAMP 2000-RS3 RAMP 2000-RZ1 RAMP 2000-RZ2
RAMP



Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



By:     /s/ Davee Olsen
Name:   Davee Olsen
Title:  Chief Financial Officer
Dated:  January 25, 2001